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                              PROSPECTUS SUPPLEMENT
                              Separate Account VA-P
   (Supplement to Prospectus dated March 1, 1995, as Revised November 1, 1995)



                             CALIFORNIA "FREE LOOK"

Due to recent changes in California's "free-look" provisions, California Policy Owners may now surrender the Policy at any time between the date of application and the date 10 days after receipt of the Policy, as described under "STATE RIGHT TO REVOKE OR SURRENDER on page 10. The Company will pay to the Policy Owner an amount equal to the sum of (i) the difference between the purchase payments paid, including fees, and any amount allocated to a Subaccount and (ii) the Accumulated Value of the Policy (on the date the surrender request is received by the Company) attributable to any amount allocated to the Subaccount. This refund right applies for 30 days to California residents age 60 years or older; provided, however, that if the Policy is issued as an IRA, the refund right described under the caption "RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY" is applicable for the first 10 days. The refund right described under the caption "RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY" is also applicable to all other California policies issued as IRAs.

Because of the the new requirements, the Company will no longer require Separate Account allocations by California senior citizens age 60 and older to be held in Subaccount 257 (which invests in the Money Market Fund Portfolio) for 34 days following the date of issue of the Policy. The third sentence of the third paragraph on page 16 of the Prospectus is therefore deleted. If the Policy is issued in connection with an IRA, all Separate Account allocations will be held in Subaccount 257 for the first 14 days following the date of issue.


                                        SUPPLEMENT DATED  NOVEMBER 13, 1995